UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2024

Commission File No. 000-55000

EARTH SCIENCE TECH, INC.

(Exact name of registrant as specified in its charter)

florida	80-0961484
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

8950 SW 74 th CT

Suite 101

Miami, FL 33156, USA

(Address of principal executive offices, zip code)

(305) 724-5684

(Registrant’s telephone number, including area code)

10650 NW 29th Terrace

Doral, FL 33172, USA

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value	ETST	Over the Counter Bulletin Board

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 16, 2024, Earth Science Tech, Inc. a Florida corporation (the “Company”), Board of Directors appointed Christopher Rose as the Company’s Chief Technology Officer (“CTO”). The CTO will receive an annual base salary of two hundred seventy thousand dollars, paid biweekly. Additionally, the CTO will receive bonuses upon completing agreed-upon milestones and may be eligible for a year-end discretionary bonus determined by the Chief Executive Officer of the Company.

Biological Information

Christopher Rose – Age 47

Chris Rose is a dynamic and innovative leader with a diverse background in technology, entrepreneurship, and strategic leadership. In his former leadership role at a Fortune 100 company, Chris established and managed an enterprise-wide automation factory. That factory, comprised of a diverse team across the US, UK, and India, achieved significant milestones, including twenty million dollars in annual transactional cost reduction and the automation of over hundreds business processes.

Chris has always had an entrepreneurial spirit. He brings his passion for, and successful experience with, leading startups to ETST, where he employs technology to achieve tangible business outcomes, predominantly driving operational efficiency and cost savings.

Chris is known for his hands-on approach, collaborative leadership style, and commitment to developing high-performing teams. A Miami native, Chris is also an adventurer who enjoys freediving, spearfishing, and boating, and who carries with him an unwavering optimism. With twenty plus years of technology leadership and exploration behind him, he is uniquely poised to make a significant impact as ETST’s Chief Technology Officer.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTH SCIENCE TECH, INC.

Dated: April 19, 2024	By:	/s/ Giorgio R. Saumat
Giorgio R. Saumat
	Its:	CEO and Chairman of the Board